UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2010
eResearchTechnology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-29100	22-3264604

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1818 Market Street, Philadelphia, PA	19103

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 215-972-0420
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On April 29, 2010, eResearchTechnology, Inc. issued a press release reporting its results of operations for the quarter ended March 31, 2010 and providing financial guidance for both the second quarter of and fiscal 2010. A copy of that press release is furnished herewith as Exhibit 99.1.
ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
On April 28, 2010, eResearchTechnology, Inc. held its 2010 annual meeting of stockholders. The final results for each of the matters submitted to a vote of stockholders at the annual meeting were as follows:
(1)	The following individuals were elected as our Directors to serve for three-year terms expiring in 2013:

	Votes	Votes	Broker
	For	Withheld	Non-Votes
Sheldon M. Bonovitz	32,900,837	8,174,776	4,196,367
Gerald A. Faich, MD, MPH	40,525,690	549,923	4,196,367
Elam M. Hitchner	40,434,791	640,822	4,196,367
(2)	The stockholders ratified the selection of KPMG LLP as our independent registered public accounting firm for 2010. The results of the vote were as follows:

Votes	Votes
For	Against	Abstain
44,429,068	826,950	15,962
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1	Press release dated April 29, 2010 of eResearchTechnology, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eResearchTechnology, Inc. (Registrant)
Date: April 29, 2010	By:	/s/ Keith D. Schneck
Keith D. Schneck,
Executive Vice President, Chief Financial Officer and Secretary
EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release dated April 29, 2010 of eResearchTechnology, Inc.